                                                                    Exhibit 10.1

                 [Translation from Original Document in Chinese]

                        Land Use Rights Transfer Contract

Party A:   Zhangjiang Technology Park Development Co.

Party B:   Semiconductor Manufacturing International (Shanghai) Corporation

                               ____ 2002, Shanghai

                        Land Use Rights Transfer Contract

                          Chapter 1 General Provisions

     Article 1 In accordance with the Law of the People's Republic of China on the Administration of Urban Real Estate, the Provisional Regulations of the People's Republic of China Concerning the Grant and Transfer of the Right to Use State Land in Urban Areas, the Measures of Shanghai Municipality on the Transfer of Real Estate and other regulations and by reference to the prevailing practices of various development zones in the State and Shanghai Municipality, Zhangjiang Technology Park Development Co. (hereinafter referred to as "Party A") and Semiconductor Manufacturing International (Shanghai) Corporation (hereinafter referred to as "Party B"), following friendly consultations, agree to enter into the Land Use Rights Transfer Contract (hereinafter referred to as the "Contract").

     Article 2 Party A, the lawful owner of the land use rights of the lots referred to in this Contract, agrees to transfer the land use rights of such lots to Party B in accordance with the provisions of the relevant laws and regulations of the People's Republic of China and the covenants in this Contract. Party B agrees to accept transfer of the land use rights of such lots in accordance with the provisions of the relevant laws and regulations of the People's Republic of China and the covenants in this Contract and agrees to pay the transfer price to Party A in accordance with the covenants in this Contract.

                          Chapter 2 Contract Documents

     Article 3 The following documents are inseparable parts of this Contract.

         1.  The boundary location diagram for the lots
             subject to transfer provided by Party A;               (Appendix 1)

         2.  Copies of Shanghai Municipality Certificates
             of Real Property Rights provided by Party A;           (Appendix 2)

         3.  Location Map for the lots subject to transfer
             provided by Party A. Chapter 3 Legal Position of
             the Parties                                            (Appendix 3)

     Article 4 Party A is an economic entity, whose establishment was approved by the State with Chinese legal person status, to be responsible for the land development and operation of Zhangjiang High-Tech Park.

     Article 5 Party B is an economic entity, whose establishment was approved by the State, with Chinese legal person status, mainly engaging in production of integrated circuit chips and other business.

                                       1

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         Chapter 4 Location and Area of the Lots and Nature of the Land

     Article 6 Party A shall transfer to Party B the land use rights of the industrial and residential lots within Zhangjiang High-Tech Park (hereinafter referred to as the "Lots") as the land for the construction project. The area of the forgoing industrial lot is 350,000 square meters approximately and the area of the residential lot is 280,000 square meters approximately, totaling 630,000 square meters. Details of the shape, location and the four boundaries are set forth in Appendices 1 and 3. The exact areas shall be based on the areas as surveyed and measured on site by the land administration authorities.

     Article 7 The nature of planning for the Lots is for industrial and residential purposes.

                      Chapter 5 Term of the Land Use Rights

     Article 8 The term of the land use right for the industrial lot referred to in Article 6 of this Contract shall be 50 years, while the land use right of the residential lot shall be 70 years, both calculated from the date of delivery of possession of the land. At the expiry of the terms of the land use rights, Party B can apply for renewal of the terms in accordance with the provisions of the laws and regulations

     Article 9 During the valid term when Party A has obtained the land use rights, the lawful interests of Party B shall be protected by the laws of the State. Under special circumstances, when the State requisitions the land use rights as required for social or public interests in accordance with the statutory procedures, Party B shall have the right to receive reasonable compensation for its loss with respect to the use of the Lots in accordance with the stipulations of the Government.

           Chapter 6 Land Use Rights Transfer Fees and Payment Method

     Article 10 The land use right transfer fee for the industrial lot referred to in Article 6 of this Contract shall be RMB80/square meter, totaling RMB28,000,000, while the land use right transfer fee for the residential lot shall be RMB 280/square meters, totaling 78,400,000, and the total amount of the land use right transfer fees for the forgoing lots shall be RMB106,400,000 (or US$12,865,800). Party B undertakes to pay the forgoing land use right transfer fees into the account designated by Party A before February 22, 2002.

     Article 11 The calculation of the total amount of the land use right transfer fees referred to in Article 10 of this Contract shall be based on the actual usable areas as surveyed and measured by the land administration authorities and the product of the price per square meter referred to in Article 10 of this Contract, and any over-payment shall be returned and any shortfall shall be made up.

                  Chapter 7 Delivery of Possession of the Land

     Article 12 Party A warrants that no third party owns the mortgage right, use right and the right to be paid in priority for the Lots. Party A warrants that it has the right to execute this Contract and that the transfer of the subject matter under this Contract satisfies the statutory transfer conditions. Party A shall provide Party B with the relevant certificates with respect to the land use rights of the Lots as appendixes to this Contract. Party A warrants that the payment method stipulated in Article 10 of this Contract will not have adverse effects on the Shanghai Municipality Certificate of Real Property Rights in respect of the lots referred to in
Article 6 of this Contract jointly applied for by the Parties, as well as the rights of Party A under this Contract.

     Article 13 Party A shall, simultaneously with the completion of the procedures for change of the land use rights for the lots to be transferred in accordance with Article 12 of this Contract, complete the delivery of possession of the lots referred to in Article 6 of this Contract. At the delivery of possession of the land, the representatives of the Parties shall sign and seal the Sheet of Delivery of Possession of the Land to evidence the completion of the delivery of possession of the land.

                     Chapter 8 Other Rights and Obligations

     Article 14 During the valid term in which Party B has procured the transfer of the land use rights for the Lots, Party B shall have the right to the dispose of the land use right together with the structures on the land in accordance with the law, including the development and operation, pre-sale, transfer, lease and mortgage of the structures, in each case in accordance with the provisions of relevant laws, rules and regulations. In such event, Party B shall deliver the relevant legal documents to Party A for filing. Any successor or assignee of the land use rights resulting from the occurrence of such event shall assume the rights and obligations of Party B hereunder. Any project in which the successor or assignee invests must comply with the industry guidelines and the overall planning for Zhangjiang High-Tech Park. Party A shall have the right to pursue a claim against Party B for any breach of this Article by a successor or assignee holding Party A liable.

     Article 15 All structures and facilities constructed by Party B on the Lots involving construction, fire prevention, environmental protection and greenery shall be planned and designed by Party B in accordance with the Terms of the Use of Land for SMIC Project in Zhangjiang High-Tech Park and shall be implemented subject to the approval of relevant Government authorities.

     Article 16 Party A shall be responsible for construction and maintenance in relation to public health, public greenery and the roads outside the lots referred to in Article 6 of this Contract. The obligations to be assumed by Party B shall be separately agreed upon by the Parties.

     Article 17 Construction by Party B on the Lots shall not cause damage to the roads surrounding the Lots and the public utilities on or underneath the Lots. In case construction by Party B causes damage to such facilities, Party B shall be responsible for restoration, bear all cost and compensate for the loss arising therefrom.

     Party B shall not, without authorization, excavate or occupy any land outside the site specified in Article 6 of this Contract. Temporary use of any land outside the site specified in

                                       3

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Article 6 of this Contract shall be subject to the consent of the competent
Government authorities or the relevant land user.

         Article 18 Party B shall allow various kinds of pipes and lines required to be laid for public utilities as approved by the Government to pass through the Lots and shall facilitate construction by Party A, provided that Party A shall consult with Party B upon the details of the proposal for construction.

                  Chapter 9 Renewal and Termination of Contract

         Article 19 If Party B continues to own the land use rights for the lots specified in Article 6 of this Contract at the expiration of the term during which such lots have been transferred to Party B, Party B may apply for the renewal of such term. Application for renewal shall be made in accordance with relevant regulations of the State.

         Article 20 If, at the expiration of the term during which the land use rights have been transferred, such term is not renewed, Party B shall return the Lots in good state to the State and the structures on and attachments to the Lots shall be disposed of in accordance with relevant regulations of the State, and this Contract shall be terminated automatically.

                   Chapter 10 Liability for Breach of Contract

         Article 21 Any of the following circumstances shall constitute a breach of contract on the part of Party A:

         (1) Failure to deliver the possession of the land at the time specified herein.

         (2) Any representation, warranty or undertaking given by it herein is untrue or not complied with.

         (3) Breach of any other provision hereof.

         Article 22 Occurrence of any of the following events shall constitute a breach of contract on the part of Party B:

         (1) Failure to pay the use right transfer fees in accordance with Articles 10 and 11.

         (2) Use and disposal of the Lots are in contravention of relevant laws and regulations governing the transfer of land use rights and the relevant provisions hereof.

         (3) Breach of any other provision hereof, or any representation, warranty or undertaking given by it herein is untrue or not complied with.

         Article 23 The defaulting Party shall pay the other Party liquidated damages, calculated on a daily basis as follows:

         (1) The daily liquidated damages shall be 0.05% of the amount under this Contract.

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         (2) The number of days of breach shall equal the number of calendar days in the period from the day on which the breach occurs to the day on which the breach is rectified.

         (3) The amount of liquidated damages shall equal the daily liquidated damages x the number of days of breach.

         Article 24 If, after a breach occurs, the non-defaulting Party requests continuation of performance of this Contract, the defaulting Party shall continue to perform this Contract, regardless of whether the liquidated damages have actually been paid.

         Article 25 If, after the completion of construction of the infrastructure on the Lots specified in Article 6 of this Contract, the number of days of breach during the commencement of construction by Party B exceeds two years, the right of Party B to use the Lots shall be forfeited by the State.

                           Chapter 11 Other Provisions

         Article 26 A Party who, as a result of an event of force majeure, is unable to perform this Contract in accordance with the terms agreed upon herein shall forthwith give notice thereof to the other Party and shall, within 15 days, provide details of such event, reasons for its inability to so perform this Contract or its need to defer such performance and relevant documentary evidence. The Parties may, on the basis of the extent to which the performance hereof is affected by the event of force majeure, negotiate to decide whether this Contract should be terminated or its performance should be waived in part or deferred.

         Article 27 The Parties may reach an agreement in writing through consultation on matters not covered herein, which agreement in writing shall form part of this Contract and have the same legal effect as this Contract.

         Subject to the agreement reached by the Parties through consultation, this Contract may be amended, provided that the Parties shall perform this Contract in accordance with its existing terms before the amended document comes into effect.

         Article 28 This Contract shall become effective upon execution by the legal representatives or authorized representatives of the Parties.

         Article 29 Any dispute arising in the course of the performance of this Contract shall be settled by the Parties through consultation. If such dispute cannot be resolved through consultation, it may be referred to the Shanghai Arbitration Commission whose rules shall be deemed to have been incorporated herein.

         Article 30 No Party may, without the prior written consent of the other Party, disclose all or part of the terms hereof to any third party. Upon discovery after investigation, the disclosing Party shall be liable for damages accordingly.

     Article 31 The main body of this Contract is written in the Chinese language and executed in six copies. Each Party shall hold two copies and the remaining two copies shall be delivered to the relevant Government authorizes.

     The appendices to this Contract set forth in Chapter 2 shall be in six copies.

     Article 32 The published and publicly obtainable PRC laws shall be applicable to the formation, validity, interpretation and performance of this Contract and the settlement of disputes hereunder. In case the forgoing laws do not provides for a special issue relating to this Contract, customary international commercial practices shall be used.

     Article 33 Any notices issued by a Party to the another Party under this Contract shall be in writing and delivered in the following manner:

     (1) Notices are to be sent to the person to be notified by prepaid registered post, with receipt of registered post

     (2)  Faxes are to be sent to the person to be notified

     (3) Cable, telex or other forms in which written record of the contents of the notice can be provided

     With respect to a notice sent by registered post, the date of receipt indicated on the receipt of registered post shall be the valid date. With respect to the notice sent by facsimile, the receiving date indicated on the record of the fax machine of the recipient shall be valid, except for notices received after five o'clock in the afternoon at the local time on a working day of the recipient as recorded on the fax machine. Under such circumstances, the notice shall be deemed to have been received at nine o'clock in the morning at the local time on the following working day of the recipient. With respect to other notices issued in other forms, such notices shall become valid when they are received by the recipient.

     For this purpose, please use the following correspondence address:

     Party A:  Address:     No. 200, Long Dong Avenue, Pudong New Area, Shanghai
               Postcode:    201203
               Telephone:   50803686
               Facsimile:   50800492
               Contact:     Dai Haibo

     Party B:  Address:     No. 18, Zhangjiang Road, Pudong New Area, Shanghai
               Postcode:    201203
               Telephone:   50802000
               Facsimile:   50803070
               Contact:     Zhang Rujing

                                       6

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[No Text below]

                                       7

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[This is signature page]

Party A:                                            Party B:
Zhangjiang Technology Park Development Co.          Semiconductor Manufacturing International
[Seal affixed]                                      (Shanghai) Corporation [Seal affixed]

Representative: [Signature affixed]                 Representative: [Signature affixed]

                       Date of Execution: February 4, 2002

                                   Appendix 1

            Boundary Location Diagram for Residential Lot, Lot No. 4

        Semiconductor Manufacturing International (Shanghai) Corporation

                                  [MAP DIAGRAM]

                                 Appendix 1 - i

                                   Appendix 1

                  Boundary Location Diagram for Residential Lot
        Semiconductor Manufacturing International (Shanghai) Corporation

                                  [MAP DIAGRAM]

                                 Appendix 1 - ii

                                   Appendix 1

                                  [MAP DIAGRAM]

                                Appendix 1 - iii

                                   Appendix 2



                              Shanghai Municipality
                       Certificate of Real Property Rights

                     Limited to Buildings for Domestic Sale



                         Hufengdipuzi (2001) No. 046827

                                   2001034516

                           Date of Issue: May 8, 2001

                                 Appendix 2 - i

     In accordance with the Law of the People's Republic of China on Land Management, the Law of the People's Republic of China on the Administration of Urban Real Estate, the Regulations of Shanghai Municipality on Real Estate Registration and other relevant laws and regulations and for the purpose of protecting the lawful interests of the land use right owners and building owners, registration is permitted and this Certificate is issued after investigation and verification with respect to the land, buildings and other attachments of the rights owner under its application for registration.

     This Certificate is evidence of the real property rights of the land whose use right is granted or transferred.

                                              Buildings and Land Resources

                                              Administration Bureau of Shanghai

                                              Municipality [Seal affixed]

                                 Appendix 2 - ii

------------------------------------------------------------------------------------------------------------------

Rights Owner                   Zhangjiang Technology Park Development Co.
------------------------------------------------------------------------------------------------------------------

Identity No.                   3100001004128
------------------------------------------------------------------------------------------------------------------

Location of Real Property      Residential Area, Phase II, Zhangjiang Hi-Tech Park
------------------------------------------------------------------------------------------------------------------
Condition of
Co-ownership
------------------------------------------------------------------------------------------------------------------

                               Nature of Ownership          State-owned       Purpose             Residential
------------------------------------------------------------------------------------------------------------------

                               Land No.                     Residential Area, Phase II, Zhangjiang Hi-Tech Park,
                                                            Pudong New Area
------------------------------------------------------------------------------------------------------------------

                               Diagram No.
------------------------------------------------------------------------------------------------------------------

                               Class of Land
------------------------------------------------------------------------------------------------------------------

Condition of Land
                               Term of Use                  From February 3, 2002 to February 2, 2076
------------------------------------------------------------------------------------------------------------------
                                              Total Area    400,000
------------------------------------------------------------------------------------------------------------------
                                              Area for      400,000
                               Use Area       Sole Use
------------------------------------------------------------------------------------------------------------------
                                              Area for                        Allocated Area
                                              Common Use
------------------------------------------------------------------------------------------------------------------

                                Appendix 2 - iii

--------------------------------------------------------------------------------

                     Nature of Ownership           Blanks in the following rows
--------------------------------------------------------------------------------

                     Construction Area
--------------------------------------------------------------------------------

                     Number of Blocks
--------------------------------------------------------------------------------

                     Block No.
--------------------------------------------------------------------------------

Condition
of Building          Room No. or Location
--------------------------------------------------------------------------------

                     Type
--------------------------------------------------------------------------------

                     Structure
--------------------------------------------------------------------------------

                     Number of Stories
--------------------------------------------------------------------------------

                     Date of Completion
--------------------------------------------------------------------------------

                                                         Area unit: square meter

                                 Appendix 2 - iv

--------------------------------------------------------------------------------

                  Summary of Other Rights of the Real Property

--------------------------------------------------------------------------------








--------------------------------------------------------------------------------
Completed by:  Pudong New Area Real Property Registration Office, Shanghai
               Municipality [Seal affixed]


Registration No.: 2001034516
--------------------------------------------------------------------------------

                                 Appendix 2 - v

Diagram Showing the Area of the Granted Land for the Residential Area, Phase II,

                             Zhangjiang Hi-Tech Park


                                 [Map Diagram]

                                 Appendix 2 - vi

                                   Appendix 2



                              Shanghai Municipality
                       Certificate of Real Property Rights





                         Hufengdipuzi (1996) No. 000961

                        Date of Issue: September 24, 1996

                                Appendix 2 - vii

         In accordance with the Law of the People's Republic of China on Land Management, the Law of the People's Republic of China on the Administration of Urban Real Estate, the Regulations of Shanghai Municipality on Real Estate Registration and other relevant laws and regulations and for the purpose of protecting the lawful interests of the land use right owners and building owners, registration is permitted and this Certificate is issued after investigation and verification with respect to the land, buildings and other attachments of the rights owner under its application for registration.

         This Certificate is evidence of the real property rights of the land whose use right is granted or transferred.



                                        Buildings and Land Administration Bureau of Shanghai Municipality [Seal affixed]

                                Appendix 2 - viii

--------------------------------------------------------------------------------------------------------------------

Rights Owner                   Zhangjiang Technology Park Development Co.
--------------------------------------------------------------------------------------------------------------------

Identity No.
--------------------------------------------------------------------------------------------------------------------

Location of Real Property      Zhangjiang Hi-Tech Park
--------------------------------------------------------------------------------------------------------------------

Condition of
Co-ownership
--------------------------------------------------------------------------------------------------------------------
                               Nature of Ownership         State-owned         Purpose             Hi-Tech and
                                                                                                   Residential
--------------------------------------------------------------------------------------------------------------------

                               Land No.                    Zhangjiang Hi-Tech Park (Lanes 1, 2, 3 and 5)
--------------------------------------------------------------------------------------------------------------------

                               Diagram No.
--------------------------------------------------------------------------------------------------------------------

                               Class of Land
--------------------------------------------------------------------------------------------------------------------

Condition of Land
                               Term of Use
--------------------------------------------------------------------------------------------------------------------
                                              Total Area   750,000
--------------------------------------------------------------------------------------------------------------------
                                              Area for
                               Use Area       Sole Use
--------------------------------------------------------------------------------------------------------------------
                                              Area for     420,000             Allocated Area      750,000
                                              Common Use
--------------------------------------------------------------------------------------------------------------------

                                 Appendix 2 - ix

--------------------------------------------------------------------------------

                 Nature of Ownership        Blanks in the following rows
--------------------------------------------------------------------------------

                 Construction Area
--------------------------------------------------------------------------------

                 Number of Blocks
--------------------------------------------------------------------------------

                 Block No.
--------------------------------------------------------------------------------

Condition        Room No. or Location
of Building
--------------------------------------------------------------------------------

                 Type
--------------------------------------------------------------------------------

                 Structure
--------------------------------------------------------------------------------

                 Number of Stories
--------------------------------------------------------------------------------

                 Date of Completion
--------------------------------------------------------------------------------

                                                         Area unit: square meter

                                 Appendix 2 - x

--------------------------------------------------------------------------------

                  Summary of Other Rights of the Real Property

--------------------------------------------------------------------------------










--------------------------------------------------------------------------------
Completed by:  Pudong New Area Real Property Registration Office, Shanghai
               Municipality [Seal affixed]


Registration No.: 000961
--------------------------------------------------------------------------------

                                 Appendix 2 - xi

                                   Appendix 3




                                  [Map Diagram]

                                 Appendix 3 - i

                                  [Map Diagram]

                                 Appendix 3 - ii

                                  [Map Diagram]

                                Appendix 3 - iii